UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                          Date of Report: April 5,2000

                               Medix Resources, Inc.
            (Exact name of registrant as specified in its charter)

                 Colorado             0-24768           84-1123311
      (State or other jurisdiction   (Commission      (IRS Employer
             of incorporation)       File Number)   Identification No.)

           7100 E. Belleview Avenue, Englewood, CO          80111
           (Address of principal executive offices)    (Zip Code)

      Registrant's telephone number, including area code: (303) 741-2045

                                      None

         (Former name or former address, if changes since last report)

Item 5. Other Events.   Press release announcing Medix Resources application
---------------------    for listing of its common stock on the American Stock
                         Exchange (AMEX) has been approved.
                        Press release announcing the appointment of Chairman to
                         the Board of Directors


Exhibits

            Exhibit    99.1 - Press release dated April 5, 2000  announcing the
                        Company's move to AMEX.

            Exhibit 99.2 - Press release dated April 5, 2000 announcing the appointment of Chairman to the Board of Directors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MEDIX RESOURCES, INC.

Date: April 5, 2000                                         By:/s/David Kinsella
                                                        Secretary and Controller